FOR IMMEDIATE
RELEASE
The Entrex African
American Market
Announces Convertible
PIPE Terms for
Interested Investors.

Boca Raton, FL. December
26, 2021:  The Entrex
Capital Market (OTC:
UNSS)
(https://Entrex.Market) is
pleased to announce that the
UNSS Board of Directors
has agreed to terms for
interested investors in the
majority owned Entrex
African American Market.
"This has turned out to be the
right time for this sector for
both African American
companies trying to access
capital and investors
interested in supporting the
sector" said Stephen H.
Watkins CEO of Entrex.
"We believe there are
substantial cash-flowing
African American companies
that need access to capital
and deserve it.   These
companies represent the 'feet
on the street' and are the
employment and economic
growth sector of our nation."
Paul D. Landrew Chairman
of Entrex/UNSS suggests;
"The investors with whom
we are working want both
economic and social returns.
They believe, as we do, that
investing can serve more
than just economic returns -
but bring social improvement
for impoverished and
underserved sectors."
"Some of the investors have
expressed interest in being
the face of the market -
which could bring a
fascinating opportunity to
align Wall Street monies
with leaders in the African
American Community - we
believe it could be a win-win
for all" said Watkins.   "The
economic returns offer
interest on the Principal
while repayment at the end
of the 24 months term in
cash or UNSS stock.  The
investors will also receive
10% dilutable equity of the
African American Market
which has an evergreen
option to be purchased by
Entrex Inc, (OTC:UNSS), on
a onetime event, to acquire
100% of all dilutable
shareholder/member interests
at any point after a minimum
of $15,000,000 of trailing 12
month EBITDA has been
reached at a price no less
than 11.6x EBITDA for a
collective minimum
company value of
$174,000,000.
About Entrex:

Entrex (OTC: UNSS) was
founded in 2001 as a "capital
market system for
entrepreneurial companies".
Today Entrex creates
regulatory compliant niche
capital market systems which
support regulated market
constituents to originate,
structure, place, trade, settle
and service securities of
entrepreneurial companies.
Working together with
industry sector leaders and
regulated market constituents
the Entrex platforms allows
investors to find, research,
track, manage, and trade
entrepreneurial securities
whether sector
(https://african-
american.entrex.market/) or
commodity
(www.EntrexCarbonMarket.c
om) focused.
www.Entrex.Market



Forward Looking
Statements:

This press release includes
statements of the Company's
expectations, intentions, plans
and beliefs that constitute
"forward looking statements"
within the meaning of Section
27A of the Securities Act of
1933 and Section 21E of the
Securities Exchange Act of
1934 and are intended to
come within the safe harbor
protection provided by those
sections. These statements,
which involve risks and
uncertainties, relate to the
discussion of the Company's
business strategies and its
expectations concerning
future operations, margins,
sales, new products and
brands, potential joint
ventures, potential
acquisitions, expenses,
profitability, liquidity and
capital resources and to
analyses and other
information that are based on
forecasts of future results and
estimates of amounts not yet
determinable. These also
include statements relating to
the anticipated benefits of the
announced transaction
between the Company and
Entrex.  These statements
include any statement that
does not directly relate to a
historical or current fact. You
can also identify these and
other forward-looking
statements by the use of such
words as "may," "will,"
"should," "expects," "intends,"
"plans," "anticipates,"
"believes," "thinks,"
"estimates," "seeks,"
"predicts," "could," "projects,"
"potential" and other similar
terms and phrases, including
references to assumptions.
These forward looking
statements are made based on
expectations and beliefs
concerning future events
affecting the Company and
are subject to uncertainties,
risks and factors relating to its
operations and business
environments, all of which are
difficult to predict and many
of which are beyond its
control, that could cause its
actual results to differ
materially from those matters
expressed or implied by these
forward looking statements.
These risks include the Joint
Venture's ability to
successfully pursue its
business plan, the possibility
that the Company's equity
interest in the Joint Venture
may be diluted as a result of
capital raises by the Joint
Venture, the possibility that
Entrex may have the right to
repurchase the previously
contributed assets for nominal
consideration, the Company's
ability to develop and
commercialize new
technologies, the Company's
history of losses and
expectation of further losses,
its ability to expand its
operations into blockchain
technologies, its ability to
develop or acquire new
brands, the success of its
marketing activities, the effect
of competition in its industry
and economic and political
conditions generally,
including the current
economic environment and
markets. More information
about these and other factors
are described in the reports
the Company files with the
Securities and Exchange
Commission, including but
not limited to the discussions
contained under the caption
"Risk Factors." When
considering these forward-
looking statements, you
should keep in mind the
cautionary statements in this
press release and the reports
the Company files with the
Securities and Exchange
Commission. New risks and
uncertainties arise from time
to time, and the Company
cannot predict those events or
how they may affect it. The
Company assumes no
obligation to update any
forward-looking statements
after the date of this press
release as a result of new
information, future events or
developments, except as
required by the federal
securities laws.

For further information:

Stephen H. Watkins

Entrex Capital Market

(561) 465-7580

info@EntrexCapitalMarket.co
m

Paul D. Landrew
Universal Solar Technology Inc.
(OTC:UNSS)
(832) 229-7046
paul.landrew@universalsolart
echnology.com